POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, CATALYST FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 21 day of June, 2006.

ATTEST:                                    CATALYST FUNDS


By: /s/ David L. Ganley                    By: /s/ Chris Anci
    ---------------------------------          ---------------------------------
    David Ganley, Secretary                    Chris Anci, President


STATE OF NEW YORK          )
                           ) ss:
COUNTY OF NEW YORK         )

      Before me, a Notary Public, in and for said county and state, personally appeared Chris Anci, President, and David Ganley, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 21 day of June, 2006.

                                        /s/ William R. O'Connell
                                        ----------------------------------------
                                        Notary Public

                                        My commission expires: Jan. 15, 2007

                                   CERTIFICATE

      The undersigned, Secretary of CATALYST FUNDS, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held June 21, 2006, and is in full force and effect:

                  WHEREAS, CATALYST FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

                  NOW, THEREFORE, the undersigned hereby constitutes and
            appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.


Dated: June 21 , 2006                   /s/ David L.Ganley
                                        ----------------------------------------
                                        David Ganley, Secretary
                                        CATALYST FUNDS

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, CATALYST FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

      WHEREAS, the undersigned is the President of the Trust;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21 day of June, 2006.

                                        /S/ Chris Anci
                                        ----------------------------------------
                                        Chris Anci
                                        President


STATE OF NEW YORK          )
                           ) ss:
COUNTY OF NEW YORK         )

      Before me, a Notary Public, in and for said county and state, personally appeared Chris Anci, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 21 day of June, 2006.

                                        /s/ William R. O'Connell
                                        ----------------------------------------
                                        Notary Public

                                        My commission expires: Jan. 15, 2007

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, CATALYST FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

      WHEREAS, the undersigned is a Trustee of the Trust;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of June, 2006.

                                        /s/ Tiberiu Weisz
                                        ----------------------------------------
                                        Tiberiu Weisz
                                        Trustee


STATE OF NEW YORK          )
                           ) ss:
COUNTY OF NEW YORK         )

      Before me, a Notary Public, in and for said county and state, personally appeared Tiberiu Weisz, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 21st day of June, 2006.

                                        /s/ Doreen Pando
                                        ----------------------------------------
                                        Notary Public

                                        My commission expires: August 18, 2009

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, CATALYST FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

      WHEREAS, the undersigned is a Trustee of the Trust;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 21st day of June, 2006.

                                        /s/ Isobel Szilagyi
                                        ----------------------------------------
                                        Isobel Szilagyi
                                        Trustee


STATE OF NEW YORK          )
                           ) ss:
COUNTY OF NEW YORK         )

      Before me, a Notary Public, in and for said county and state, personally appeared Isobel Szilagyi, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

      WITNESS my hand and official seal this 21st day of June, 2006.

                                        /s/ Doreen Pando
                                        ----------------------------------------
                                        Notary Public

                                        My commission expires: August 18, 2009